Exhibit 10.5
Sacheinlagevertrag
Contribution in Kind Agreement
zwischen
between
Allied World Assurance Company Holdings, Ltd, 27 Richmond Road, Pembroke HM 08, Bermuda
(“Allied World Bermuda”)
and
Allied World Assurance Company Holdings, AG, c/o RA Andreas Derungs, Poststrasse 12, 6301 Zug, Switzerland
(“Allied World Schweiz”)
(“Allied World Switzerland”)
(gemeinsam die “Parteien”)
(collectively the “Parties”)

Präambel | Recitals
(A)	Allied World Bermuda ist eine nach dem Recht von Bermuda gegründete Gesellschaft (“exempted company”) mit Sitz in Pembroke, Bermuda (Registernummer 31279), deren Namenaktien (“common voting shares”) an der New York Stock Exchange (NYSE) unter dem Symbol «AWH» kotiert sind. Das Aktienkapital (“authorized share capital”) von Allied World Bermuda beträgt USD 10'000'000, eingeteilt in 333'333'333 Namenaktien (“common shares”) mit einem Nennwert von je USD 0.03, die als Namenaktien mit Stimmrecht oder Namenaktien ohne Stimmrecht ausgegeben werden können.

Allied World Bermuda is an exempted company incorporated under the laws of Bermuda with its registered Office in Pembroke, Bermuda (registration number 31279), the common voting shares of which are listed on the New York Stock Exchange (NYSE) under the symbol “AWH”. The authorized share capital of Allied World Bermuda amounts to USD 10,000,000 and is divided into 333,333,333 common shares with a par value of USD 0.03 each, which may be issued as common voting shares or as common non-voting shares.
(B)	Allied World Schweiz ist eine nach schweizerischem Recht gegründete Aktiengesellschaft mit Sitz in Zug (bzw. nach Eintrag der Sitzverlegung in Baar), Kanton Zug (Firmennummer CH-170.3.034.503-3), die zu 100% von Allied World Bermuda gehalten wird. Das im Handelsregister eingetragene Aktienkapital von Allied World Schweiz beträgt CHF 100’000, eingeteilt in 10’000’000 Namenaktien mit einem Nennwert von je CHF 0.01. An einer ausserordentlichen Generalversammlung von Allied World Schweiz, die am 30. November 2010 stattgefunden hat, (die “Ausserordentliche Generalversammlung”) wurde unter anderem Folgendes beschlossen:

Allied World Switzerland is a company limited by shares incorporated under the laws of Switzerland with a registered Office in Zug (respectively Baar upon registration of the change of the registered offices), Canton of Zug (company number CH-170.3.034.503-3), that is wholly-owned by Allied World Bermuda. The share capital of Allied World Switzerland recorded in the commercial register amounts to CHF 100,000, divided into 10,000,000 registered shares with a par value of CHF 0.01 each. At an extraordinary general meeting of shareholders of Allied World Switzerland, having taken place on 30 November, 2010, (the “Extraordinary General Meeting”) the following was resolved, among other things:
(1)	die Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF 0.01 in Namenaktien mit einem Nennwert von je CHF 15.00 zusammenzulegen (die Zusammenlegung”) und unmittelbar anschliessend to consolidate the registered shares of Allied World Switzerland with a par value of CHF 0.01 each into registered shares with a par value of CHF 15.00 each (hereinafter, the “Consolidation”) and, immediately subsequent thereto,

(2)	das Aktienkapital von Allied World Schweiz von CHF 100'000 gegen Sacheinlage um CHF 596'919'540 (unter Eliminierung der bei der Zusammenlegung der bisherigen Namenaktien entstehenden Fraktionen) auf CHF 597'019'530 durch die Ausgabe von 39'794'636 voll liberierten Namenaktien von je CHF 15.00 Nennwert zu einem Ausgabepreis von je CHF 58.74 pro Aktie im Rahmen einer ordentlichen Kapitalerhöhung (die “Ordentliche Kapitalerhöhung”) zu erhöhen sowie to increase the share capital of Allied World Switzerland of CHF 100,000 by an amount of CHF 596,919,540 to CHF 597,019,530 (eliminating the fractional shares resulting from the Consolidation of the previous registered shares) through the issuance of 39,794,636 fully paid registered shares with a par value of CHF 15.00 each at an issue price of CHF 58.74 per share by way of an ordinary capital increase (the “Ordinary Capital Increase”), as well as
(3)	ein Partizipationskapital in der Höhe von CHF 3'035'100 zu schaffen durch die Ausgabe von 202'340 voll liberierten Namenpartizipationsscheinen von je CHF 15.00 Nennwert zu einem Ausgabepreis von je CHF 58.74 pro Namenpartizipationsschein (die “Schaffung von Partizipationskapital”).

to create a participation capital in the amount of CHF 3,035,100 through the issuance of 202,340 fully paid registered participation certificates with a par value of CHF 15.00 each at an issue price of CHF 58.74 per registered participation certificate (the “Creation of Participation Capital”).
Die Durchführung der Zusammenlegung, der Ordentlichen Kapitalerhöhung und der Schaffung von Partizipationskapital erfolgt im Rahmen der nachfolgend beschriebenen Transaktionen.

The implementation of the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital occurs in the course of the transactions as further described below.

(C)	Gemäss den Bestimmungen des Scheme of Arrangement nach dem Recht von Bermuda in Sachen Allied World Bermuda (das “Scheme of Arrangement”), welches von den Aktionären von Allied World Bermuda am 18. November 2010 genehmigt wurde und welchem Allied World Schweiz zustimmt, hat jeder Aktionär von Allied World Bermuda, der im Zeitpunkt unmittelbar vor Rechtskraft des Scheme of Arrangement Namenaktien mit Stimmrecht (“common voting shares”) bzw. Namenaktien ohne Stimmrecht (“common non-voting shares”) hält, Anspruch auf eine Namenaktie von Allied World Schweiz im Austausch für eine Namenaktie mit Stimmrecht (“common voting share”) von Allied World Bermuda bzw. auf einen Namenpartizipationsschein von Allied World Schweiz im Austausch für eine Namenaktie ohne Stimmrecht (“common non-voting share”) von Allied World Bermuda. Dieser Aktientausch, als Folge dessen Allied World Bermuda eine hundertprozentige Tochtergesellschaft von Allied World Schweiz wird, erfolgt im Einzelnen wie folgt:
Pursuant to the terms of a certain Scheme of Arrangement under the laws of Bermuda in the matter of Allied World Bermuda (the “Scheme of Arrangement”), approved by the shareholders of Allied World Bermuda on November 18, 2010 and hereby assented to by Allied World Switzerland, each holder of Allied World Bermuda common voting shares and each holder of common non-voting shares immediately prior to the Scheme of Arrangement becoming effective has the right to receive in exchange for each common voting share in Allied World Bermuda one registered share in Allied World Switzerland and for each common non-voting share in Allied World Bermuda one registered participation certificate in Allied World Switzerland. This share exchange, as a result of which Allied World Bermuda will become a wholly-owned subsidiary of Allied World Switzerland, shall be executed as follows:
(4)	Mit Wirksamwerden und nach Massgabe des Scheme of Arrangement werden sämtliche bisherigen Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) von Allied World Bermuda annulliert (die “Annullierten Aktien”). Die vorgenannte Rechtsfolge tritt kraft des Rechts von Bermuda ein.

With the Scheme of Arrangement becoming effective in accordance with its terms, and by way of the Scheme of Arrangement, the then issued common voting shares and common non-voting shares in Allied World Bermuda are being cancelled (the “Cancelled Shares”), in each case by operation of Bermuda law.

(5)	Als weitere Rechtsfolge des Scheme of Arrangement gibt Allied World Bermuda bei dessen Wirksamwerden gemäss dessen Bestimmungen eine Anzahl neuer Namenaktien (“common voting shares”) und eine Anzahl neuer Namenaktien ohne Stimmrecht (“common non-voting shares”), die der Anzahl Annullierter Aktien entspricht, aus und bringt diese neuen Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) im Rahmen einer Sacheinlage in Allied World Schweiz ein (wobei diese neuen Namenaktien sämtliche ausgegebenen und ausstehenden Namenaktien mit Stimmrecht und Namenaktien ohne Stimmrecht von Allied World Bermuda darstellen), und trägt Allied World Schweiz als Aktionärin mit Stimmrecht bzw. Aktionärin ohne Stimmrecht in das Aktienregister ein.

As a further consequence of, and with, the Scheme of Arrangement becoming effective in accordance with its terms, Allied World Bermuda is issuing and alloting such a number of new common voting shares and such a number of new common non-voting shares as equals the number of Cancelled Shares to Allied World Switzerland by way of a contribution in kind (such new common shares will constitute all of the issued and outstanding common voting shares and common non-voting shares in Allied World Bermuda), and is registering Allied World Switzerland in its register of members as the holder of such shares.
(6)	Gestützt auf die Ermächtigung der Ausserordentlichen Generalversammlung führt der Verwaltungsrat von Allied World Schweiz (x) die Ordentliche Kapitalerhöhung durch mittels (a) Sacheinlage aller im Rahmen des Scheme of Arrangement neu ausgegebenen Namenaktien mit Stimmrecht (“common voting shares”) von Allied World Bermuda mit einem Nennwert von je USD 0.03 und (b) anschliessender Ausgabe von 39'794'636 neuen Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF 15.00 und (y) die Schaffung von Partizipationskapital mittels (a) Sacheinlage aller im Rahmen des Scheme of Arrangement neu ausgegebenen Namenaktien ohne Stimmrecht (“common non-voting shares”) von Allied World Bermuda mit einem Nennwert von je USD 0.03 und (b) anschliessender Ausgabe von 202'340 neuen Namenpartizipationsscheinen von Allied World Schweiz mit einem Nennwert von je CHF 15.00 sowie (z) mittels Eintragung der Ordentlichen Kapitalerhöhung, der Schaffung von Partizipationskapital und der geänderten Statuten von Allied World Schweiz im Handelsregister.

The board of directors of Allied World Switzerland, on the basis of the authorization of the Extraordinary General Meeting shall carry out (x) the Ordinary Capital Increase by way of (a) a contribution in kind of all common voting shares in Allied World Bermuda with a par value of USD 0.03 each being newly issued in connection with the Scheme of Arrangement and (b) subsequent issuance of 39,794,636 new registered shares in Allied World Switzerland with a par value of CHF 15.00 each and (y) the Creation of Participation Capital by way of (a) a contribution in kind of all common non-voting shares in Allied World Bermuda with a par value of USD 0.03 each being newly issued in connection with the Scheme of Arrangement and (b) subsequent issuance of 202,340 new registered participation certificates in Allied World Switzerland with a par value of CHF 15.00 each as well as (z) registration of the Ordinary Capital Increase, the Creation of Participation Capital and the revised articles of association of Allied World Switzerland in the commercial register.
(7)	Allied World Schweiz gibt sämtliche im Rahmen der Ordentlichen Kapitalerhöhung geschaffenen neuen Namenaktien mit einem Nennwert von je CHF 15.00 und sämtliche im Rahmen der Schaffung von Partizipationskapital geschaffenen neuen Namenpartizipationsscheine mit einem Nennwert von je CHF 15.00 an Allied World Bermuda aus, die im eigenen Namen aber auf Rechnung der Aktionäre, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit und ohne Stimmrecht (“common voting and non-voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung, handelt. Allied World Bermuda überträgt, vertreten durch einen von Allied World Bermuda bestimmten Umtauschagenten (“Umtauschagent”), nach Massgabe des Scheme of Arrangement 39'794'636 neue Namenaktien und 202'340 neue Namenpartizipationsscheine an die Aktionäre von Allied World Bermuda (wobei auf den Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement abgestellt wird).

Allied World Switzerland will issue all registered shares with a par value of CHF 15.00 each, that are being newly created in the Ordinary Capital Increase, and all registered participation certificates with a par value of CHF 15.00 each, that are being newly created in the Creation of Participation Capital, to Allied World Bermuda, which acts in its own name but on the account of the holders of the common voting and non-voting shares in Allied World Bermuda outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account. Allied World Bermuda, acting through an exchange agent to be appointed by Allied World Bermuda (“Exchange Agent”), will transfer in compliance with the terms of the Scheme of Arrangement 39,794,636 new registered shares and 202,340 new registered participation certificates to the holders of Allied World Bermuda common voting and non-voting shares, respectively, outstanding immediately prior to the Scheme of Arrangement becoming effective.
(D)	Die Aktionäre von Allied World Bermuda haben am 18. November 2010, und der Supreme Court of Bermuda (der “Supreme Court”) hat am 26. November 2010 das Scheme of Arrangement genehmigt. Eine Kopie des Genehmigungsentscheids des Supreme Courts wurde am 30. November 2010 beim Registrar of Companies eingereicht, womit das Scheme of Arrangement wirksam geworden ist.

The shareholders of Allied World Bermuda approved the Scheme of Arrangement on November 18, 2010 and the Supreme Court of Bermuda (the “Supreme Court”) sanctioned the Scheme of Arrangement on November 26, 2010. A copy of the Supreme Court order was filed with the Registrar of Companies on November 30, 2010, upon which the Scheme of Arrangement has become effective.
Das Folgende ist vereinbart | It is agreed as follows:
1.	Sacheinlage | Contribution in Kind

Allied World Bermuda verpflichtet sich hiermit, unmittelbar nach Wirksamwerden des Scheme of Arrangement gemäss dessen Bestimmungen 39'794'636 neue Namenaktien mit Stimmrecht (“common voting shares”), mit einem Nennwert von je USD 0.03, von ihrem Kapital (die “Allied World Bermuda Aktien mit Stimmrecht”) an Allied World Schweiz auszugeben, diese mittels Sacheinlage in Allied World Schweiz einzubringen (die “Sacheinlage für Aktien”) und Allied World Schweiz als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda hereby agrees, immediately upon the Scheme of Arrangement becoming effective in accordance with its terms to issue and allot 39,794,636 new common voting shares, with a par value of USD 0.03 each, in its capital (the “Allied World Bermuda Voting Shares”) to Allied World Switzerland by way of a contribution in kind (the “Contribution in Kind for Shares”) and to record Allied World Switzerland in its register of members as the holder of such Allied World Bermuda Voting Shares.

Allied World Bermuda verpflichtet sich hiermit, unmittelbar nach Wirksamwerden des Scheme of Arrangement gemäss dessen Bestimmungen 202'340 neue Namenaktien ohne Stimmrecht (“common non-voting shares”), mit einem Nennwert von je USD 0.03, von ihrem Kapital (die “Allied World Bermuda Aktien ohne Stimmrecht”, zusammen mit den Allied World Bermuda Aktien ohne Stimmrecht die “Allied World Bermuda Aktien”) an Allied World Schweiz auszugeben, diese mittels Sacheinlage in Allied World Schweiz einzubringen (die “Sacheinlage für Partizipationsscheine”) und Allied World Schweiz als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda hereby agrees, immediately upon the Scheme of Arrangement becoming effective in accordance with its terms, to issue and allot 202,340 new common non-voting shares, with a par value of USD 0.03 each, in its capital (the “Allied World Bermuda Non-Voting Shares”, together with the Allied World Bermuda Voting Shares the “Allied World Bermuda Shares”) to Allied World Switzerland by way of a contribution in kind (the “Contribution in Kind for Participation Certificates”) and to record Allied World Switzerland in its register of members as the holder of such Allied World Bermuda Non-Voting Shares.
2.	Ausgabe der Allied World Schweiz Aktien und Partizipationsscheine | Issuance of Allied World Switzerland Shares and Participation Certificates

Die Parteien vereinbaren, dass der Übernahmepreis für die Sacheinlage für Aktien CHF 2'337'536'918.64 beträgt. Dieser Wert basiert auf (i) der Anzahl der bei Handelsschluss an der New York Stock Exchange (NYSE) am 30. November 2010 (“Stichzeitpunkt”) ausgegebenen Allied World Bermuda Aktien mit Stimmrecht (d.h. 39'794'636 Aktien mit Stimmrecht), (ii) dem Schlusskurs der Allied World Bermuda Aktien mit Stimmrecht zum Stichzeitpunkt (d.h. USD 58.74 je Aktie mit Stimmrecht) und (iii) dem von Bloomberg veröffentlichten CHF/USD Wechselkurs um 22:00 Uhr, Schweizer Zeit, am 30. November 2010 (d.h. 1.00 CHF/USD, “Wechselkurs”), vor deren Annullierung gemäss Präambel (C)(1).

The Parties hereby agree that the value of the Contribution in Kind for Shares amounts to CHF 2,337,536,918.64. Such value has been determined on the basis of (i) the number of Allied World Bermuda Voting Shares issued on November 30, 2010 (“Record Date”) (i.e. 39,794,636 common voting shares), (ii) the closing price of the common voting shares in Allied World Bermuda at close of trading on the New York Stock Exchange on November 30, 2010 (i.e. USD 58.74 per common voting share), and (iii) the CHF/USD exchange rate published by Bloomberg prevailing at 22:00, Swiss time, on November 30, 2010 (i.e. 1.00 CHF/USD, “Exchange Rate”), prior to their cancellation. in accordance with Recital (C)(1).

Die Parteien vereinbaren, dass der Übernahmepreis für die Sacheinlage für Partizipationsscheine CHF 11'885'451.60 beträgt. Dieser Wert basiert auf (i) der Anzahl der zum Stichzeitpunkt ausgegebenen Allied World Bermuda Aktien ohne Stimmrecht (d.h. 202'340 Aktien ohne Stimmrecht), (ii) dem Schlusskurs der Allied World Bermuda Aktien mit Stimmrecht zum Stichzeitpunkt (d.h. USD 58.74 je Aktie mit Stimmrecht) und (iii) dem Wechselkurs vor deren Annullierung gemäss Präambel (C)(1).

The Parties hereby agree that the value of the Contribution in Kind for Participation Certificates amounts to CHF 11,885,451.60. Such value has been determined on the basis of (i) the number of Allied World Bermuda Non-Voting Shares issued on the Record Date (i.e. 202,340 common non-voting shares), (ii) the closing price of the common voting shares in Allied World Bermuda at close of trading on the New York Stock Exchange on November 30, 2010 (i.e. USD 58.74 per common voting share), and (iii) the Exchange Rate, prior to their cancellation. in accordance with Recital (C)(1).

Der Übernahmepreis für die Sacheinlage für Aktien wird durch Ausgabe von 39'794'636 neuen, auf dem Wege der ordentlichen Kapitalerhöhung geschaffenen voll liberierten Namenaktien von Allied World Schweiz mit einem Nennwert von je CHF 15.00 (“Allied World Schweiz Aktien”) an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebenen Namenaktien mit Stimmrecht (“common voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, zum Ausgabepreis von je CHF 58.74 pro Aktie getilgt. Der den gesamten Nennwert der Allied World Schweiz Aktien übersteigende Teil des Übernahmepreises für die Sacheinlage für Aktien von CHF 1'740'617'378.64 verbleibt Allied World Schweiz als Agio.

As consideration for the Contribution in Kind for Shares, Allied World Switzerland shall issue to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common voting shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account, 39,794,636 fully paid registered shares in Allied World Switzerland with a par value of

CHF 15.00 each (the “Allied World Switzerland Shares”) at an issue price of CHF 58.74 for each, such shares to be created by way of the Ordinary Capital Increase. The difference between the value of the Contribution in Kind for Shares and the total par value of the Allied World Switzerland Shares of CHF 1,740,617,378.64 shall constitute additional paid in capital of Allied World Switzerland.

Der Übernahmepreis für die Sacheinlage für Partizipationsscheine wird durch Ausgabe von 202'340 neuen, auf dem Wege der Schaffung von Partizipationskapital geschaffenen voll liberierten Namenpartizipationsscheinen von Allied World Schweiz mit einem Nennwert von je CHF 15.00 (“Allied World Schweiz Partizipationsscheine”) an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda handelt, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien ohne Stimmrecht (“common non-voting shares”) halten, zum Ausgabepreis von je CHF 58.74 pro Partizipationsschein getilgt. Der den gesamten Nennwert der Allied World Schweiz Partizipationsscheine übersteigende Teil des Übernahmepreises für die Sacheinlage für Partizipationsscheine von CHF 8'850'351.60 verbleibt Allied World Schweiz als Agio.

As consideration for the Contribution in Kind for Participation Certificates, Allied World Switzerland shall issue to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common non-voting shares outstanding immediately prior to the Scheme of Arrangement becoming effective, 202,340 fully paid registered participation certificates in Allied World Switzerland with a par value of CHF 15.00 each (the “Allied World Switzerland Participation Certificates”) at an issue price of CHF 58.74 for each, such participation certificates to be created by way of the Creation of Participation Capital. The difference between the value of the Contribution in Kind for Participation Certificates and the total par value of the Allied World Switzerland Participation Certificates of CHF 8,850,351.60 shall constitute additional paid in capital of Allied World Switzerland.

Die Ausserordentliche Generalversammlung von Allied World Schweiz hat den Verwaltungsrat dazu beauftragt, die Zusammenlegung, die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital durchzuführen. Der Verwaltungsrat bzw. dazu ermächtigte Verwaltungsratsmitglieder werden die dazu erforderlichen Handlungen am Vollzugsdatum gemäss Ziffer 6.2 nachstehend durchführen.

Allied World Switzerland’s Extraordinary General Meeting has mandated the board of directors to carry out the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital. On the Closing Date, pursuant to Section 6.2 below, the board of directors or authorized board members of Allied World Switzerland will take the actions necessary therefor.
3.	Verfügungsmacht | Right to freely dispose

Allied World Schweiz kann unmittelbar nach der Eintragung der ordentlichen Kapitalerhöhung bzw. der Schaffung von Partizipationskapital in das Handelsregister, d.h. am Vollzugsdatum gemäss Ziffer 6.1 nachstehend, über die Allied World Bermuda Aktien mit Stimmrecht und die Allied World Bermuda Aktien ohne Stimmrecht frei verfügen.

Allied World Switzerland has the right to freely dispose of the Allied World Bermuda Voting Shares and the Allied World Bermuda Non-Voting Shares immediately upon the registration of the Ordinary Capital Increase and the Creation of Participation Capital, respectively, in the commercial register, i.e., on the Closing Date pursuant to Section 6.1 below.
4.	Übergang von Nutzen und Gefahr | Passing of Risks and Benefits

Nutzen und Gefahr bezüglich der Allied World Bermuda Aktien, einschliesslich Stimmrechte (soweit anwendbar) und Dividendenberechtigung (sowie alle anderen mit den Allied World Bermuda Aktien zusammenhängenden Rechte) liegen unmittelbar mit der Eintragung der Ordentlichen Kapitalerhöhung von Allied World Schweiz in das Handelsregister bei Allied World Schweiz.

Risks and benefits relating to the Allied World Bermuda Shares, including the voting rights (if applicable) and the entitlement to dividends (as well as any other rights associated with the Allied World Bermuda Shares) are vested in Allied World Switzerland immediately upon registration of the Ordinary Capital Increase of Allied World Switzerland in the commercial register.
5.	Zusicherungen und Gewährleistungen | Representations and Warranties

Allied World Bermuda gibt gegenüber Allied World Schweiz folgende Zusicherungen und Garantien ab:

Allied World Bermuda hereby represents and warrants to Allied World Switzerland that:
(a)	Allied World Bermuda ist eine nach dem Recht von Bermuda gültig gegründete und fortbestehende Gesellschaft (“exempted company”);

Allied World Bermuda is an exempted company validly incorporated and existing under the laws of Bermuda;
(b)	Unmittelbar nach Vornahme der Vollzugshandlungen gemäss Ziffer 6.2(a) nachstehend sind die Allied World Bermuda Aktien gültig ausgegeben und voll einbezahlt worden oder gelten als voll einbezahlt;

Immediately upon completion of the closing actions pursuant to Section 6.2(a) below, the Allied World Bermuda Shares will have been duly issued and paid or credited as fully paid;

(c)	Die Allied World Bermuda Aktien sind bei Vollzug frei von Pfandrechten, Optionen oder anderen Rechten Dritter jeglicher Art (insbesondere Bezugsrechten); und

At the Closing, the Allied World Bermuda Shares shall be free from all security interests, options or other third party rights of any nature whatsoever (including, without limitation, pre-emptive rights); and

(d)	Unmittelbar nach Eintragung der Ordentlichen Kapitalerhöhung bzw. der Schaffung von Partizipationskapital in das Handelsregister kann Allied World Schweiz über die Allied World Bermuda Aktien frei verfügen.

Allied World Switzerland shall have the right to freely dispose of the Allied World Bermuda Shares immediately upon registration of the Ordinary Capital Increase and the Creation of Participation Capital, respectively, in the commercial register.
6.	Vollzug | Closing

6.1	Vollzugsdatum | Closing Date

Die Ausgabe und Sacheinlage der neu ausgegebenen Allied World Bermuda Aktien an Allied World Schweiz (der “Vollzug”) erfolgt vor oder an dem Tag, an welchem die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital in das Tagebuch des Handelsregisters des Kantons Zug eingetragen werden (das “Vollzugsdatum”).

The issuance and allotment by way of a contribution in kind of the newly issued Allied World Bermuda Shares to Allied World Switzerland (the “Closing”) shall occur on or before the day on which the Ordinary Capital Increase and the Creation of Participation Capital are registered in the daily journal (Tagebuch) of the commercial register of the Canton of Zug (the “Closing Date”).
6.2	Vollzugshandlungen | Closing Actions

Die Parteien nehmen bei Vollzug die folgenden Vollzugshandlungen vor:

The Parties shall carry out the following closing actions:
(a)	Allied World Bermuda nimmt alle nach dem Recht von Bermuda erforderlichen Handlungen vor (oder lässt diese vornehmen), und unterzeichnet und händigt alle nach diesem Recht erforderlichen Dokumente aus (oder veranlasst deren Unterzeichnung und Aushändigung), um die Allied World Bermuda Aktien rechtswirksam an Allied World Schweiz auszugeben, mittels Sacheinlage in Allied World Schweiz einzubringen und nach Eintragung der Sacheinlage in das Handelsregister diese als Aktionärin in das Aktienregister einzutragen.

Allied World Bermuda shall take, or cause to be taken, all actions and shall execute and deliver, or cause to be executed and delivered, all documents necessary pursuant to the laws of Bermuda to achieve the legally effective issuance and allotment of the Allied World Bermuda Shares to Allied World Switzerland and their contribution by way of a contribution in kind to Allied World Switzerland and to register Allied World Switzerland, upon registration of the Contribution in Kind in the commercial register, as the holder of the Allied World Bermuda Shares in its register of members.
(b)	Allied World Bermuda, welche im eigenen Namen aber auf Rechnung der Aktionäre von Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“non-voting common shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, zeichnet alle neu auszugebenden Allied World Schweiz Aktien und alle neu auszugebenden Allied World Schweiz Partizipationsscheine in Übereinstimmung mit Artikel 630 und Artikel 650 des Schweizerischen Obligationenrechts (OR).

Nach Ausgabe der Allied World Schweiz Aktien und der Allied World Schweiz Partizipationsscheine an Allied World Bermuda, die im eigenen Namen aber auf Rechnung der Aktionäre der Allied World Bermuda, die im Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement ausgegebene Namenaktien mit Stimmrecht (“common voting shares”) und Namenaktien ohne Stimmrecht (“common non-voting shares”) halten, und bezüglich eigener Namenaktien im eigenen Namen und auf eigene Rechnung handelt, nimmt der Umtauschagent auf Instruktion von Allied World Bermuda alle erforderlichen Handlungen vor, oder lässt diese vornehmen, um die an Allied World Bermuda ausgegebenen Allied World Schweiz Aktien und Allied World Schweiz Partizipationsscheine gemäss diesem Vertrag und entsprechend dem Verteilschlüssel gemäss Präambel (C)(4) vorstehend rechtswirksam an die Aktionäre der Allied World Bermuda (wobei auf den Zeitpunkt unmittelbar vor der Rechtswirksamkeit des Scheme of Arrangement abgestellt wird, d.h. auf den Handelsschluss an der NYSE am 30. November 2010) zu übertragen.

Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and on its own account, shall subscribe to all Allied World Switzerland Shares and all Allied World Switzerland Participation Certificates to be newly issued in accordance with article 630 and article 650 of the Swiss Code of Obligations (CO).

Upon issuance of the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates to Allied World Bermuda, acting in its own name but on the account of the holders of Allied World Bermuda common shares outstanding immediately prior to the Scheme of Arrangement becoming effective, and with respect to treasury shares in its own name and its own account, the Exchange Agent shall, on the instructions of Allied World Bermuda, take or cause to be taken such actions necessary to transfer the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates issued to Allied World Bermuda to the holders of Allied World Bermuda Shares outstanding immediately prior to the Scheme of Arrangement becoming effective (i.e., at the close of trading on the NYSE on November 30, 2010), such transfers to occur in accordance with this Agreement and the allocation key set forth in Recital (C)(4) above.

(c)	Allied World Schweiz, handelnd durch den Verwaltungsrat bzw. die dazu ermächtigten Verwaltungsratsmitglieder oder, soweit gesetzlich zulässig, bevollmächtigte Mitarbeiter oder Vertreter, nimmt alle nach schweizerischem Gesellschaftsrecht erforderlichen Schritte vor, um die Allied World Schweiz Aktien und die Allied World Schweiz Partizipationsscheine rechtswirksam auszugeben, insbesondere:

Allied World Switzerland, acting through the board of directors or authorized members of the board of directors or, if legally permissible, through authorized officers or representatives, shall take all actions necessary under Swiss corporate law to achieve the legally effective issuance of the Allied World Switzerland Shares and the Allied World Switzerland Participation Certificates, in particular:
(i)	Gibt der Verwaltungsrat den Kapitalerhöhungsbericht gemäss Artikel 652e OR ab;

The board of directors shall adopt the report on the capital increase in accordance with article 652e CO;

(ii)	Veranlasst der Verwaltungsrat die Revisionsstelle der Allied World Schweiz, die Prüfungsbestätigung gemäss Artikel 652f OR abzugeben;

The board of directors shall cause the auditor of Allied World Switzerland to release the audit confirmation in accordance with article 652f CO;

(iii)	Nimmt der Verwaltungsrat den Zeichnungsschein von Allied World Bermuda entgegen;

The board of directors shall accept the subscription form of Allied World Bermuda;

(iv)	Beschliesst der Verwaltungsrat die Durchführung der Ordentlichen Kapitalerhöhung und der Schaffung von Partizipationskapital und stellt in öffentlicher Urkunde fest, dass die Bedingungen von Art. 652g OR erfüllt sind; und

The board of directors shall resolve on the implementation of the Ordinary Capital Increase and of the Creation of Participation Capital and declare by way of a public deed that the conditions set forth in article 652g CO have been satisfied; and

(v)	Reicht der Verwaltungsrat eine Handelsregisteranmeldung betreffend die Zusammenlegung, die Ordentliche Kapitalerhöhung und die Schaffung von Partizipationskapital sowie die übrigen von der Ausserordentlichen Generalversammlung genehmigten Änderungen der Statuten von Allied World Bermuda, einschliesslich (ohne Einschränkung) die Schaffung eines genehmigten und eines bedingten Kapitals, ein, zusammen mit den entsprechenden Belegen.

The board of directors shall apply for registration of the Consolidation, the Ordinary Capital Increase and the Creation of Participation Capital as well as the other amendments to the articles of association of Allied World Switzerland, as approved at the Extraordinary General Meeting, including, without limitation, the creation of authorized and conditional capital, together with the relevant annexes.
7.	Allgemeine Bestimmungen | General Provisions

7.1	Kosten | Costs

Die im Zusammenhang mit dem Abschluss dieses Vertrags und dem Vollzug der gemäss diesen Vertrag vorgesehenen Transaktionen anfallenden Kosten trägt Allied World Schweiz.

The costs incurred in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby shall be borne by Allied World Switzerland.

7.2	Sprache | Language

Falls sich zwischen der deutschen und der englischen Fassung dieses Vertrags Abweichungen ergeben, gilt die deutsche Fassung.

In the event of deviations between the English and the German version of this Agreement, the German version shall prevail.

7.3	Anwendbares Recht und Gerichtsstand | Applicable Law and Place of Jurisdiction

Dieser Vertrag untersteht schweizerischem Recht. Gerichtsstand ist Zug, Schweiz.

This Agreement shall be governed by and construed in accordance with Swiss law. Place of jurisdiction is Zug, Switzerland

UNTERSCHRIFTEN / SIGNATORIES

Zug, 30. November 2010 / November 30, 2010
Allied World Assurance Company Holdings, Ltd

/s/ Wesley D. Dupont

	Name: Wesley D. Dupont	Name:

Allied World Assurance Company Holdings, AG

/s/ Scott A. Carmilani

	Name: Scott A. Carmilani	Name: